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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-02731) of BJ Services Company of our report dated February 22, 1995 relating to the financial statements of The Western Company of North America, which appears in the Current Report of Form 8-K/A of BJ Services Company dated April 13, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                          PRICE WATERHOUSE LLP

Houston, Texas

June 12, 1996